INVESTOR PRESENTATION Fourth Quarter 2022 Exhibit 99.2

Cautionary Note Regarding Forward-Looking Statements This presentation contains “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These statements are not guarantees of future performance, are based on the current expectations of Popular, Inc.’s (the “Corporation”) management and, by their nature, involve risks, uncertainties, estimates and assumptions. Potential factors, some of which are beyond the Corporation’s control, could cause actual results to differ materially from those expressed in, or implied by, such forward-looking statements. More information on the risks and important factors that could affect the Corporation’s future results and financial condition is included in our Annual Report on Form 10-K for the year ended December 31, 2021, in our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2022, June 30, 2022 and September 2022 and in our Annual Report on Form 10-K for the year ended December 31, 2022 to be filed with the Securities and Exchange Commission. Our filings are available on the Corporation’s website (www.popular.com) and on the Securities and Exchange Commission website (www.sec.gov). The Corporation assumes no obligation to update or revise any forward-looking statements which speak as of their respective dates.

NPLs decreased $108 million; NPL ratio at 1.4% vs. 1.9% NCO ratio at 0.20% compared to 0.07% ACL-to-NPL ratio at 164% compared to 127% Credit Metrics vs. 2021 Net income of $1.1 billion, compared to $935 million in 2021 Net interest margin: Popular 3.11%, BPPR 3.05%, Popular U.S. 3.68% Earnings Capital Common Equity Tier 1 capital ratio of 16.4% Tangible book value per share of $44.97 compared to $65.26 in 2021; primarily due to unrealized losses on investment securities 2022 Annual Highlights Acquired key customer channels from Evertec, amended commercial contracts and subsequently sold our remaining ownership stake in Evertec. The transactions resulted in an after-tax gain of $227 million Increased quarterly common stock dividend to $0.55 per share from $0.45 Completed $631 million in Accelerated Share Repurchase Agreements (ASR); 8.2 million shares repurchased at an average price of $76.52 Recorded a partial reversal of the deferred tax asset valuation allowance of the U.S. operations of $68 million Year Events

NPLs decreased $14 million; NPL ratio flat at 1.4% NCO ratio at 0.39% compared to 0.24% ACL-to-NPL ratio at 164% vs. 155% Credit Metrics vs. Prior Quarter Net income of $257 million; excluding the partial reversal of the deferred tax asset valuation allowance of $68 million, net income was $189 million Net interest margin: Popular 3.28%, BPPR 3.26%, Popular U.S. 3.55% Earnings Capital Common Equity Tier 1 capital ratio of 16.4% Tangible book value per share of $44.97 compared to $38.69 in Q3 2022 Q4 2022 Highlights In October, transferred $6.5 billion in U.S. Treasury securities with accumulated unrealized losses of $873 million from available-for-sale to held-to-maturity portfolio to reduce the impact on tangible capital to the increases in interest rates going forward Completed an ASR of $231 million; 3.2 million total shares repurchased at an average price of $72.66 Recorded a partial reversal of the deferred tax asset valuation allowance of the U.S. operations of $68 million given the sustained profitability in Popular U.S. Quarter Events

Business Metrics Popular: Loan growth for the quarter was $555 million ($259 million in BPPR and $296 million in Popular U.S.) Total deposit cost increased 51 basis points QoQ to 0.89% BPPR: Commercial loans increased $118 million from Q3 2022 Mortgage originations were 29% lower than Q4 2021 due to lower refinance activity Credit and debit card sales (in dollars) were 6% higher than Q4 2021 P.R. public funds2 at $15.2 billion down from $17.5 billion in Q3 2022 Deposits, excluding P.R. public funds, decreased $1.4 billion, mainly interest-bearing commercial accounts Total deposit cost increased 49 basis points QoQ to 0.83% Popular U.S.: Commercial loans increased $255 million or 4% from Q3 2022 Total deposit cost increased 67 basis points QoQ to 1.34% 1 Customers who have logged on to Popular’s web and/or mobile platform in the past 30 days 2 P.R. public funds exclude $595 million and $727 million, respectively in Q4 and Q3, 2022, in deposits managed by the Corporation’s Fiduciary Services Division, where it acts as custodian or escrow agent BPPR Customer Engagement Total customers at 1.98 million in Q4 2022, an increase of 28,000 from Q4 2021 1.1 million customers or 56% of our total customers are active online users1 Deposits captured through digital channels were 62% in Q4 2022, compared to 63% in Q3 2022 Business Highlights

6 Financial Summary (Unaudited) ($ in thousands) Q4 2022 Q3 2022 Net interest income 559,566 $ 579,619 $ (20,053) $ Service charges on deposits 34,682 40,006 (5,324) Other service fees 89,022 86,402 2,620 Mortgage banking activities 6,562 9,448 (2,886) Other non-interest income 28,199 290,638 (262,439) Gross revenues 718,031 1,006,113 (288,082) Provision for credit losses 49,531 39,637 9,894 Net revenues 668,500 966,476 (297,976) Personnel costs 190,137 193,843 (3,706) Net occupancy expenses 27,812 27,420 392 Equipment expenses 9,828 8,735 1,093 Professional fees 49,159 47,662 1,497 Technology and software expenses 78,264 68,341 9,923 Total processing and transactional services 32,787 32,368 419 Business promotion 28,134 24,348 3,786 Other real estate owned (OREO) income (9,180) (2,444) (6,736) Goodwill impairment charge - 9,000 (9,000) Other operating expenses 54,767 66,822 (12,055) Total operating expenses 461,708 476,095 (14,387) Income before income tax 206,792 490,381 (283,589) Income tax (benefit) expense (50,347) 67,986 (118,333) Net income 257,139 $ 422,395 $ (165,256) $ EPS 3.56 $ 5.71 $ (2.15) $ ROTE 19.23% 31.86% -12.63% Variance

Money Market and Investment Securities ($ in billions)² ¹ FTE net interest margin represents a non-GAAP financial measure. See the Corporation’s earnings press release, Form 10-Q and Form 10-K filed with the U.S. Securities and Exchange Commission for the applicable periods for a GAAP to non-GAAP reconciliation. FTE stands for fully taxable equivalent basis 2 Balances are at end of period Differences due to rounding Total Loans and Deposits ($ in billions)² Loan Yields, Deposit Cost and NIM (FTE) Net Interest Margin Dynamics Net interest margin at 3.28%; FTE net interest margin1 at 3.64%, a decrease of 7 basis points Money market and investment securities to earning assets ratio at 50% FTE loan yield increased 31 basis points QoQ to 6.70% Total deposit cost at 0.89%, 51 basis points higher than Q3 2022

Total deposit cumulative beta of 21% at period end1, as high beta P.R. public sector deposits now account for 26% of total deposits Retail and commercial deposit betas have historically been low, but they now represent a lower proportion of total deposits Public sector deposit betas are 100% with a quarter lag, expect costs to increase while short-term rates continue to rise Deposit Mix and Historical Betas

Investment Portfolio Conservative investment portfolio, with the majority invested in short to intermediate U.S. Treasuries, which are tax exempt for P.R. corporations The rapid rise in interest rates during 2022 increased unrealized losses; expect to fully recover these unrealized losses as the bonds approach maturity In October, transferred $6.5 billion in intermediate term U.S. Treasuries from Available for Sale (“AFS”) to Held To Maturity (“HTM”) to reduce future fluctuations in tangible book value At the time of transfer, the securities had an unrealized loss of $873 million, which will be amortized (back into capital) throughout their remaining life at a rate of approximately 5% per quarter through 2026. At the end of the fourth quarter, this balance stood at $832 million The yield on the transferred securities remains the same and no losses were recognized as a result of this transfer 1 Maturity expressed in years; In the case of mortgage-backed securities and CMO’s, it represents the weighted average life of the bonds assuming market consensus prepayment speeds $ in millions 1

Robust regulatory capital levels Common Equity Tier 1 of 16.4% Leverage ratio of 8.2% impacted by the high proportion of zero-risk weighted assets on the balance sheet, which represented 39% of total assets Q4-2022 capital actions: Completed an ASR of $231 million; 3.2 million total shares repurchased at an average price of $72.66 TCE1 at 4.8% compared to 4.0% in Q3 2022; BPPR at 3.0% Tangible book value per share of $44.97 compared to $38.69 in Q3 2022; primarily due to lower unrealized losses on debt securities Note: Current period ratios are estimated 1 TCE is defined as the ratio of tangible common equity to tangible assets Capital Capital Ratios

Non-Performing Assets NPAs and NPLs decreased by $18 million and $14 million QoQ, respectively NPL inflows decreased by $3 million QoQ, mostly due to lower U.S. commercial inflows by $6 million, partially offset by higher P.R. mortgage inflows by $5 million P.R. NPLs at $402 million, or 1.8% of loans, down by $8 million, mainly driven by lower mortgage and commercial NPLs by $10 million and $5 million, respectively, offset in part by higher consumer NPLs by $7 million, mainly auto loans U.S. NPLs at $37 million, or 0.4% of loans, down by $6 million QoQ due to charge-off activity OREOs decreased by $4 million QoQ Dollars in millions Differences due to rounding Total NPL Inflows Non – Performing Assets Non-Performing Loans $738 $698 $685 $633 $548 $520 $478 $453 $439 2.5% 2.4% 2.4% 2.2% 1.9% 1.8% 1.6% 1.4% 1.4% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 4.0% Q4 20 Q1 21 Q2 21 Q3 21 Q4 21 Q1 22 Q2 22 Q3 22 Q4 22 Commercial & Construction Mortgage Other NPL/Loans $12 $18 $12 $6 $15 $10 $11 $20 $12 $102 $66 $83 $46 $39 $44 $38 $35 $40 Q4 20 Q1 21 Q2 21 Q3 21 Q4 21 Q1 22 Q2 22 Q3 22 Q4 22 Popular U.S. BPPR

NCOs and NCO-to-Loan Ratio ($ in millions) Differences due to rounding NCOs amounted to $31 million, increasing by $13 million QoQ BPPR’s NCOs at $20 million, increasing by $2 million QoQ, mostly driven by higher consumer NCOs by $6 million, mainly due to the auto loans segment, offset by lower mortgage NCOs by $4 million Popular U.S.’ NCOs at $11 million, increasing by $12 million QoQ, driven by a $9 million charge-off on a previously reserved commercial borrower in the healthcare industry NCO ratio at 0.39% vs. 0.24% in Q3 2022 ACL at $720 million, increasing by $17 million from the previous quarter ACL-to-Loans ratio at 2.25% vs. 2.23% in Q3 2022 ACL-to-NPLs at 164% vs. 155% in Q3 2022 1 NCOs and Allowance for Credit Losses

Differences due to rounding Allowance for Credit Losses – Q4 2022 Movement ACL Movement: Moody’s November 2022 forecast reflects the expected slowdown in the economy with lower 2023 GDP growth for both P.R. and U.S. $8.7 million in charge-offs recorded for a specific commercial healthcare NPL Changes in the forecast of employment and income-based variables contributed to the increase in ACL Lower qualitative reserves mainly due to changes in volume mix and the incorporation of risks in our economic models that were previously considered in our qualitative reserves Portfolio changes are mainly influenced by changes in loan growth and credit quality Economic Scenario: Baseline scenario is assigned the highest probability, followed by the S3 (pessimistic) scenario Reductions in the 2023 forecasted GDP growth for P.R. and U.S. reflect the impact of tight monetary policy, weaker job growth, and persistent inflation Unemployment rate is expected to increase through 2023 due to slower economic growth ACL Movement ($ in millions)

2022 Capital Actions Acquired key customer channels from Evertec, amended commercial contracts and subsequently sold the entire ownership stake in Evertec Increased quarterly common stock dividend to $0.55 per share from $0.45 Completed $631 million in Accelerated Share Repurchase Agreements (ASR); total shares repurchased were 8.2 million at an average price of $76.52 Franchise Market leader in Puerto Rico Well-positioned to take advantage of ongoing economic recovery Focus on customer service supported by broad branch network Differentiated digital offering Diversified fee income driven by unmatched product breadth Strong risk-adjusted loan margins driven by a well-diversified portfolio Substantial liquidity with strong deposit franchise Mainland U.S. banking operation provides geographic diversification Commercial led strategy directed at small and medium sized businesses National niche banking focused on homeowners’ associations, healthcare and non-profit organizations Branch footprint in South Florida and New York Metro Driving Value ESG Our business provides a powerful platform to make a difference in the lives of our customers, colleagues, communities and shareholders Milestones: included in the Bloomberg Gender Equality Index; issued our ninth Corporate Sustainability Report (CSR); following hurricane Fiona, provided immediate relief to affected communities and clients, and assisted impacted colleagues Transformation Broad-based multi-year, digital, technological and business process transformation Implement more agile and efficient business processes across the entire company Unlock opportunity for growth in our primary market and within our existing customer base

INVESTOR PRESENTATION Fourth Quarter Appendix 2022

Franchise Summary Corporate Structure Assets = $56 billion Assets = $12 billion Puerto Rico Operations United States Operations Assets = $68 billion Information as of December 31, 2022 ¹ Doing business as Popular Selected equity investments Banco BHD León under Corporate segment Dominican Republic bank 15.84% stake 2021 net income of $179 million Industry Financial services Headquarters San Juan, Puerto Rico Assets $68 billion (among top 50 BHCs in the U.S.) Loans $32 billion Deposits $61 billion Banking branches 158 in Puerto Rico, 39 in the U.S. (28 in New York and New Jersey and 11 in Florida) and 10 in the U.S. and British Virgin Islands NASDAQ ticker symbol BPOP Market Cap $5 billion Corporate Structure – Popular Inc. Banco Popular de Puerto Rico Popular’s Insurance Subsidaries Popular North America, Inc. Popular Securities LLC Holding Companies (Including Equity Investments) Popular Bank 1 Popular Auto, LLC

Differences due to rounding 2022 Financial Summary (Unaudited) ($ in thousands) YTD 2022 YTD 2021 Net interest income 2,167,359 $ 1,957,590 $ 209,769 $ Service charges on deposits 157,210 162,698 (5,488) Other service fees 334,009 311,248 22,761 Mortgage banking activities 42,450 50,133 (7,683) Other non-interest income 363,393 118,049 245,344 Gross revenues 3,064,421 2,599,718 464,703 Provision for credit losses (benefit) 83,030 (193,464) 276,494 Net revenues 2,981,391 2,793,182 188,209 Personnel costs 719,764 631,802 87,962 Net occupancy expenses 106,169 102,226 3,943 Equipment expenses 35,626 32,919 2,707 Professional fees 172,043 126,721 45,322 Technology and software expenses 291,902 277,979 13,923 Total processing and transactional services 127,145 121,367 5,778 Business promotion 88,918 72,981 15,937 Other real estate owned (OREO) income (22,143) (14,414) (7,729) Goodwill impairment charge 9,000 - 9,000 Other operating expenses 217,996 197,694 20,302 Total operating expenses 1,746,420 1,549,275 197,145 Income before income tax 1,234,971 1,243,907 (8,936) Income tax expense 132,330 309,018 (176,688) Net income 1,102,641 $ 934,889 $ 167,752 $ EPS 14.65 $ 11.49 $ 3.16 $ ROTE 21.13% 18.47% 2.66% Variance

Differences due to rounding Q4 2022 vs. Q3 2022 Business Segments

Differences due to rounding 2022 vs. 2021 Business Segments

Municipalities Obligations of municipalities are backed by real and personal property taxes, municipal excise taxes, and/or a percentage of the sales and use tax Indirect exposure includes loans or securities that are payable by non-governmental entities, but which carry a government guarantee to cover any shortfall in collateral in the event of borrower default. Majority are single-family mortgage related Indirect Exposure The Corporation does not own any loans issued by the P.R. central government or its public corporations. As of December 31, 2022, our direct exposure to P.R. municipalities was $327 million, up by $5 million QoQ P.R. Public Sector Exposure

FICO Mix of Consumer Originations

Senior Unsecured Ratings Fitch BBB- Stable Outlook S&P BB+ Stable Outlook Moody’s Ba1 Stable Outlook 2018 May Fitch revised outlook to Positive 2019 April Moody's upgrades to B1 from B2 S&P revised outlook to Positive May Fitch upgrades to BB from BB- 2020 March S&P lowers outlook to Stable 2021 March Moody’s revised outlook to Positive April Moody’s upgrades to Ba3 from B1 Fitch and S&P revised outlook to Positive June Fitch upgrades to BBB- from BB, revised outlook to Stable Popular Inc. Credit Ratings 2022 April S&P upgrades to BB+ from BB-, revised outlook to Stable September Moody’s upgrades to Ba1 from Ba3, revised outlook to Stable

INVESTOR PRESENTATION Fourth Quarter 2022